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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                    --------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        DATE OF REPORT: SEPTEMBER 5, 2002
                        (Date of earliest event reported)

                                   ----------

                              QUALMARK CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   ----------



           COLORADO                       0-28484                84-1232688
-------------------------------        ----------------      -------------------
(State or other jurisdiction of          (Commission           (IRS Employer
 incorporation or organization)          File Number)        Identification No.)



                 1329 WEST 121ST AVENUE, DENVER, COLORADO 80234
               --------------------------------------------------
               (Address of principal executive offices, zip code)


                                 (303) 245-8800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

On September 5, 2002, the Registrant was notified by the Judicial Arbiters Group, Inc. ("JAG") that the arbitration with Gregg K. Hobbs would be postponed until April 21, 2003.

On May 30, 2001, the Registrant was served with an arbitration demand from Gregg
K. Hobbs, a former employee. The arbitration demand alleges that the Registrant breached provisions in the original September 30, 1995 separation agreement, executed between Gregg K. Hobbs and the Registrant. Although the Registrant believes it did not breach the September 30, 1995 agreement, and will actively defend its position, no guarantee can be given on the ultimate outcome.


ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

         (c) Exhibits.

             None






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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        QUALMARK CORPORATION
                                        (Registrant)


Date: September 12, 2002                By:  /s/ CHARLES D. JOHNSTON
                                             ----------------------------------
                                             Charles D. Johnston
                                             President & CEO